QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) on Rule 14a-12
Todhunter International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box:)
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TODHUNTER INTERNATIONAL, INC.

222 Lakeview Avenue, Suite 1500
West Palm Beach, Florida 33401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 16, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Todhunter International, Inc., a Delaware corporation, will be held at the offices of Gunster, Yoakley & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401, on Tuesday, March 16, 2004, at 11:00 a.m., Eastern Standard Time, for the following purposes:

  1.
  to elect three Class III Directors to hold office for a term of three years and until their successors have been elected and qualified, and one Class II Director to hold office for a term of two years and until his successor has been elected and qualified; and

  2.
  to act upon such other matters as may properly come before the meeting or any postponements or adjournments.

        Only stockholders of record at the close of business on January 20, 2004 shall be entitled to notice of, and to vote at, the meeting or any postponements or adjournments.

By Order of the Board of Directors

/s/ Ezra Shashoua
EZRA SHASHOUA Secretary

West Palm Beach, Florida
January 22, 2004

TODHUNTER INTERNATIONAL, INC.
222 Lakeview Avenue, Suite 1500
West Palm Beach, Florida 33401

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 16, 2004

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Todhunter International, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Gunster, Yoakley & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401, on Tuesday, March 16, 2004, at 11:00 a.m., Eastern Standard Time, or at any and all postponements or adjournments, for the purposes set forth in the accompanying Notice of Annual Meeting.

        This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about January 22, 2004.

        Only stockholders of record at the close of business on January 20, 2004, will be entitled to notice of the Annual Meeting and to vote the shares of common stock of the Company, par value $.01 per share ("Common Stock"), held by them at such time at the Annual Meeting or any and all postponements or adjournments. At January 20, 2004, 5,611,134 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting.

        Each share of Common Stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting. Abstentions and broker non-votes are counted only for purposes of determining the presence or absence of a quorum for the transaction of business and are not counted for purposes of electing directors (see Proposal One).

        If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained in the card. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote FOR the Board of Directors' nominees as directors and as recommended by the Board of Directors with regard to all other matters that properly come before the Annual Meeting or, if no such recommendation is given, in their own discretion. Each such proxy granted may be revoked by the stockholder at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting; attendance at the Annual Meeting will not, in itself, revoke the proxy.

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally or by telephone. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

        The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding at January 20, 2004, will constitute a quorum.

PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

        The following tables set forth information at January 20, 2004 with respect to the beneficial ownership of shares of Common Stock by (i) the directors and director nominees of the Company,

(ii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on September 30, 2003, (iii) all executive officers and directors of the Company, as a group, and (iv) each person known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
Name of Executive Officer, Director or Director Nominee	Number of Shares		Presently Exercisable Options(1)	Total Beneficial Ownership		Percentage Owned(2)
Jay S. Maltby	8,800		100,000	108,800		1.9%
Ezra Shashoua	—		—	—		—
Thomas A. Valdes	1,000		87,500	88,500		1.6%
D. Chris Mitchell	5,000		45,000	50,000		*
Ousik Yu	20,000		50,000	70,000		1.2%
Joseph R. Cook	—		—	—		—
Donald L. Kasun	—		—	—		—
Edward F. McDonnell	1,000		60,000	61,000		1.1%
Leonard G. Rogers	1,000		—	1,000		*
Michael E. Carballo (3)	3,580,298	(4)(5)	—	3,580,298	(4)(5)	63.8%
All executive officers and directors as a group (10 persons)	3,617,098		342,500	3,959,598		66.9%

*
Less than 1%

Name and Address of Other Beneficial Owners	Number of Shares		Presently Exercisable Options(1)	Total Beneficial Ownership		Percentage Owned(2)
Angostura Limited Corner Eastern Main Road and Trinity Avenue Laventille, Trinidad & Tobago	3,580,298	(5)	—	3,580,298	(5)	63.8%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	371,900	(6)	—	371,900	(6)	6.6%

(1)
The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information provided under those rules is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days after January 20, 2004, including through the exercise of options granted under the Company's 1992 Employee Stock Option Plan, as amended ("Presently Exercisable Options"). The inclusion of shares covered by Presently Exercisable Options, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of Common Stock listed as owned by such person or entity.

(2)
Number of shares outstanding consists of the 5,611,134 shares of Common Stock outstanding at January 20, 2003, plus any shares subject to Presently Exercisable Options held by the person in question.

(3)
Mr. Carballo has been nominated to fill the vacancy on the Board of Directors created on December 8, 2003, when Mr. Godfrey Bain, a member of the Board of Directors and the Audit Committee, resigned his positions. On December 16, 2003, the Board of Directors appointed Mr. Edward F. McDonnell, a current director, to replace Mr. Bain on the Audit Committee.

(4)
Includes 3,580,298 shares beneficially owned by Angostura Limited.

(5)
Angostura Limited has reported in a Schedule 13D/A that, as of January 31, 2003, it beneficially owned, and had sole voting and investment power with respect to, 3,580,298 shares of the Company's Common Stock.

(6)
Reflects ownership at December 31, 2002, as reported on a Schedule 13G/A filed with the Commission by Dimensional Fund Advisors Inc. Dimensional Fund Advisors Inc. has advised the Company that it has sole voting and dispositive power with respect to all such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and anyone who beneficially owns 10% or more of the Company's Common Stock, to file with the Commission and the American Stock Exchange ("Amex") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Such persons are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon on a review of (i) copies of the Section 16(a) filings received by the Company during or with respect to fiscal 2003 and (ii) certain written representations of its officers and directors with respect to the filing of annual reports of changes in beneficial ownership on Form 5, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to fiscal 2003 was filed in a timely manner.

PROPOSAL ONE
ELECTION OF DIRECTORS

        The following table sets forth information with respect to the continuing directors, director nominees and executive officers of the Company.

Name	Age	Position or Office Held
Jay S. Maltby	53	Chairman of the Board, Chief Executive Officer and President
Thomas A. Valdes	60	Executive Vice President, Assistant Secretary and Director
D. Chris Mitchell	54	Senior Vice President—Sales and Director
Ezra Shashoua	48	Executive Vice President and Chief Financial Officer
Ousik Yu	51	Senior Vice President—Manufacturing
Donald L. Kasun	64	Director
Edward F. McDonnell	68	Director
Leonard G. Rogers	74	Director
Joseph R. Cook	51	Director
Michael E. Carballo	44	Director Nominee

        In accordance with the Company's Certificate of Incorporation, the Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III. The maximum number of members of the Board of Directors is currently eight. Messrs. Maltby, McDonnell and Mitchell currently serve as Class III directors and have been nominated for re-election at the Annual Meeting. If elected, Messrs. Maltby, McDonnell and Mitchell will serve as Class III directors until the 2007 Annual Meeting. Mr. Carballo has been nominated to stand for election to serve as a Class II director. If elected, Mr. Carballo will serve as a Class II director until the 2006 Annual Meeting. Following the Annual Meeting, Messrs. Kasun and Valdes will continue to serve as Class I directors until the 2005 Annual Meeting and Messrs. Cook and Rogers will continue to serve as Class II directors until the 2006 Annual Meeting.

        If any of the nominees should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board. The nominees must be elected by a plurality of the votes cast at the Annual Meeting.

Nominees as Class III Directors

        The biographies set forth below are submitted for consideration regarding the nomination of each of Messrs. Maltby, McDonnell and Mitchell for election as a director.

        Jay S. Maltby—Mr. Maltby joined the Company in 1995 as President, Chief Operating Officer and a director and was appointed as Chairman of the Board and Chief Executive Officer in 2002. Prior to joining the Company, he served with Bacardi Imports, Ltd. from 1978 in various executive capacities, including as a member of Bacardi's Executive Committee and Vice President of Finance and Operations. Mr. Maltby also serves as a director of Angostura Holdings, Ltd.

        Edward F. McDonnell—Mr. McDonnell joined the Company as a director in 1998. Mr. McDonnell is Chairman and Chief Executive Officer of The Premier Group, a company he founded in 1995. The Premier Group owns beverage alcohol distributing companies in the Caribbean, Philippines and South Pacific. Prior to founding The Premier Group, Mr. McDonnell served with The Seagram Company Ltd.

from 1981 in various executive capacities, including as a director and executive vice president of The Seagram Company Ltd. and president of The Seagram Spirits and Wine Group.

        D. Chris Mitchell—Mr. Mitchell joined the Company in 1984 as manager of the Company's bottling operations. Mr. Mitchell was promoted to Vice President—Sales in 1989 and appointed as Senior Vice President in 1994. Mr. Mitchell has been a director of the Company since 1991. Prior to joining the Company, Mr. Mitchell was general manager of bottling operations for United States Distilled Products from 1980 to 1984.

Nominee as Class II Director

        The biography set forth below is submitted for consideration regarding the nomination of Mr. Carballo for election as a director.

        Michael E. Carballo—Mr. Carballo has been Group Company Secretary and Treasurer of Angostura Holdings, Ltd. since 2002. Also since 2002, Mr. Carballo is Secretary of CL World Brands, an international spirits business, which operates in the U.K. Mr. Carballo has held various financial positions with Angostura Holdings, Ltd. from 1991 as follows: 1991 to 1996—Group Financial Accountant; 1997 to 1999—Head of Internal Auditing; and 2000 to 2001—Head of Management Accounting. Mr. Carballo is also a director of a number of subsidiaries of Angostura Holdings, Ltd. Previously, Mr. Carballo worked at PriceWaterhouse in Trinidad as an Auditor and Audit Manager from 1981 to 1991. Mr. Carballo is a Chartered Accountant and a Fellow of the Institute of Chartered and Certified Accountants of the U.K.

Continuing as Class I Directors

        Donald L. Kasun—Mr. Kasun joined the Company as a director in December 2001. Since 1978, Mr. Kasun has been president of Kasun Development Corp., an industrial real estate development and management company, and senior vice president of Southern Container Corp., a privately-held manufacturer of paperboard and corrugated boxes.

        Thomas A. Valdes—Mr. Valdes joined the Company in 1995 as Executive Vice President and has been a director of the Company since 1996. Prior to joining the Company, Mr. Valdes held various executive positions with Bacardi Imports, Ltd. from 1979, the latest of which was Vice President of Marketing and Operations.

Continuing as Class II Directors

        Joseph R. Cook—Mr. Cook joined the Company as a director in 2003. Mr. Cook is a shareholder and the managing partner of Hunt, Cook, Riggs, Mehr & Miller, P.A., a law firm based in Boca Raton, Florida, and has practiced law in the State of Florida for over twenty years with an emphasis in real property law. Mr. Cook is also Chief Executive Officer and holds equity interests in a series of companies engaged in real estate development. Mr. Cook is a director of CL Financial, Ltd., a Trinidad & Tobago-based company which owns a controlling interest in Angostura Limited.

        Leonard G. Rogers—Mr. Rogers joined the Company as a director in 1992. He was Chairman of the Board of the Company from 1974 to 1985 and since 1985 has been a private investor. From 1969 to 1974, Mr. Rogers was Senior Vice President—Consumer Products Division for Gulf & Western Industries.

Executive Officers

        Certain information relating to each executive officer of the Company (other than those set forth above) is set forth below.

        Ezra Shashoua—Mr. Shashoua joined the Company as Executive Vice President, Chief Financial Officer and Secretary in June 2003. Prior to joining the Company, Mr. Shashoua worked at NationsRent, Inc., a national equipment rental chain, where he served in the same role from January 2001 to June 2003. Prior to joining NationsRent, Mr. Shashoua worked at 7-Eleven, Inc., a national convenience store chain, in Dallas, Texas, where he served in various capacities of increasing responsibility from 1982 to January 2001, most recently as Vice President and Chief Financial Officer. Mr. Shashoua began his career as an attorney at Sonnenschein, Nath and Rosenthal in Chicago, Illinois.

        Ousik Yu—Mr. Yu joined the Company in 1990 and served as Vice President—Bottling Operations since that time until his appointment as Senior Vice President—Beverage Division in 1994. In 1996, Mr. Yu was appointed as Senior Vice President—Manufacturing. From 1986 to 1989, Mr. Yu was employed by Brown-Forman Corporation, most recently as manager of packaging/process engineering. From 1981 to 1986, he was employed in plant engineering by The Stroh's Brewery Company.

Board of Directors Compensation; Meetings; Committees

  Compensation

        Each non-employee director of the Company receives $20,000 per year, payable quarterly, and is reimbursed for out-of-pocket expenses incurred in attending meetings. Each member of the Audit Committee and the Compensation and Stock Option Committee receives an additional $500 per Committee meeting attended. In addition, in 2003, Messrs. Kasun and Rogers each received $60,000 for their services on a special committee of independent directors formed to explore the possibility of entering into a "going private" transaction.

  Meetings

        The Board of Directors of the Company held a total of five meetings during fiscal 2003. In addition, the Board took one action by unanimous written consent in lieu of a meeting. Each incumbent director attended at least 75% of the aggregate number of Board of Directors and committee meetings held during fiscal 2003, or the period in which such individual was a director of the Company and served on such committee.

  Committees

        The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing nominating committee or a charter with respect to the process for nominating directors for election to the Company's Board of Directors. The Company qualifies as a "controlled company" under American Stock Exchange ("Amex") rules, as Angostura Limited controls more than 50% of the Company's voting power, as evidenced by the Company's ownership records. As a result, the Amex continued listing standards do not require the Company to have a nominating committee or a written charter. Shareholders and members of the Company's Board submit nominees for election to the Company's Board of Directors to the entire Board for its consideration.

        The Company's Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting of Stockholders. Historically, the Company has not had a formal policy concerning stockholder recommendations to the Board of Directors. To date, other than from Angostura Limited, the Company's controlling stockholder, the Company has not received any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in the Company's Proxy Statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to the Company's Chief Executive Officer and Chairman of the Board Directors, Jay S. Maltby. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long).

        In evaluating director nominees, the Board considers the following factors:

  •
  the appropriate size of the Company's Board of Directors;

  •
  the needs of the Company with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  familiarity with the beverage alcohol industry;

  •
  experience in political affairs;

  •
  experience with accounting rules and practices; and

  •
  the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

        The Company's goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an "audit committee financial expert" as defined by Commission rules and for a "financially sophisticated" audit committee member as defined by Amex rules. The Company also believes it appropriate for certain key members of the Company's management to participate as members of the Board.

        The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

        Director nominee Michael E. Carballo was submitted for nomination for election to the Company's Board of Directors by Angostura Limited.

Audit Committee

        The Audit Committee: (i) appoints the Company's independent auditors and monitors the independence of the Company's independent auditors; (ii) reviews the Company's policies and procedures on maintaining its accounting records and the adequacy of its internal controls; (iii) reviews management's implementation of recommendations made by the independent auditors and internal auditors; (iv) considers and pre-approves the range of audit and non-audit services performed by independent auditors and fees for such services; and (v) reviews and votes on all transactions between the Company and any of its officers, directors or other affiliates. The Audit Committee held five meetings during fiscal 2003. The Board of Directors has adopted a written charter for the Audit Committee, included as Exhibit A to this Proxy Statement.

        Throughout fiscal 2003, the Audit Committee consisted of Donald L. Kasun, Leonard G. Rogers and Godfrey D. Bain. At the time of their appointment to the Audit Committee, Messrs. Kasun and Rogers were "independent," satisfying the Amex listing requirements. Although Mr. Bain did not qualify as "independent" because of his employment with Angostura Limited, the majority shareholder of the Company, the Board believed that it was nevertheless in the best interest of the Company for Mr. Bain to serve on the Audit Committee because of (i) his strong financial and accounting background and significant experience in the Company's industry, and (ii) the expense of adding an additional member to the Board. On December 8, 2003, Mr. Bain resigned his positions with the Board of Directors and the Audit Committee. On December 16, 2003, the Board appointed Mr. Edward F. McDonnell to replace Mr. Bain on the Audit Committee. Although Mr. McDonnell does not qualify as "independent" because each of he and the Company owns a 45% interest in Premier Wines & Spirits, Ltd. ("Premier"), a wholesale liquor distributor in St. Thomas, United States Virgin Islands, the Board believes that it is nevertheless in the best interest of the Company for Mr. McDonnell to serve on the Audit Committee because of (i) his strong financial and accounting background and significant experience in the Company's industry, and (ii) the expense of adding an additional member to the Board. The Company is exploring alternatives with respect to replacing Mr. McDonnell on the Audit Committee with an "independent" director.

        The Board has determined that Mr. Rogers is an audit committee financial expert as defined by Commission rules and is financially sophisticated as defined by Amex rules.

Compensation and Stock Option Committee

        The Compensation and Stock Option Committee of the Board of Directors was established to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation and Stock Option Committee is also responsible for the administration of and awards under the Company's 1992 Employee Stock Option Plan, as amended (the "Option Plan"). This Committee met twice during fiscal 2003. This Committee currently consists of Messrs. Kasun, Cook and Rogers. Because the Company qualifies as a "controlled company" under Amex rules, the Amex continued listing standards regarding Executive Compensation are not applicable to the Company.

Compensation Committee Interlocks and Insider Participation

        No executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Stock Option Committee of the Company.

Stockholder Communications with the Board of Directors

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company's Chief Executive Officer and Chairman of the Board of Directors, Jay S. Maltby, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

Director Attendance at Annual Meeting of Stockholders

        The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All of the Company's then-incumbent directors attended the Company's Annual Meeting in March 2003.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 2003, 2002 and 2001, of (i) those persons who served as the Chief Executive Officer at any point in the fiscal year ended September 30, 2003, (ii) the other four most highly compensated executive officers of the Company serving as of September 30, 2003; and (iii) one other individual for whom disclosure would otherwise have been required but for the fact that he was not serving as an executive officer as of September 30, 2003.

Annual Compensation(1)
Name and Principal Position	Fiscal Year	Salary	Bonus(2)	All other Compensation(3)
A. Kenneth Pincourt, Jr.(4) Chairman of the Board and Chief Executive Officer (through November 26, 2002)	2003 2002 2001	$499,021 468,613 426,251	$150,491 150,491 143,325	$28,800 56,530 51,533	(5) (5)
Jay S. Maltby(4) President and Chief Operating Officer (through November 26, 2002); Chairman of the Board, Chief Executive Officer and President (since November 26, 2002)	2003 2002 2001	392,862 373,594 339,810	115,763 115,763 110,250	28,800 24,497 19,500
Thomas A. Valdes Executive Vice President	2003 2002 2001	288,509 274,099 249,234	92,610 92,610 88,200	28,800 24,497 19,500
D. Chris Mitchell Senior Vice President—Sales	2003 2002 2001	255,942 232,098 221,023	38,115 38,115 34,650	28,800 24,497 19,500
Ousik Yu Senior Vice President—Manufacturing	2003 2002 2001	243,126 219,964 198,213	38,115 38,115 34,650	28,800 24,497 19,500
Ezra Shashoua(6) Executive Vice President and Chief Financial Officer (since June 6, 2003)	2003 2002 2001	84,242 — —	68,750 — —	32,406 — —	(7)
Troy Edwards(6) Chief Financial Officer (through May 7, 2003)	2003 2002 2001	229,291 186,066 169,226	23,844 38,115 34,650	28,800 24,497 19,500

(1)
No other annual compensation, such as personal benefits, is required to be reported under the Commission's rules.

(2)
Amounts awarded under the Company's discretionary bonus arrangement.

(3)
Includes, in all cases other than to Mr. Shashoua, amounts awarded under the Company's defined contribution pension plan.

(4)
On November 26, 2002, A. Kenneth Pincourt, Jr. retired and resigned as Chairman and Chief Executive Officer of the Company. Jay S. Maltby, who had been President of the Company since 1995, was elected to the additional posts of Chairman and Chief Executive Officer.

(5)
Includes $32,033 in each of fiscal 2002 and 2001 of premiums on Mr. Pincourt's life insurance policy paid by the Company. In accordance with Mr. Pincourt's retirement agreement with the Company, dated as of November 26, 2002, Mr. Pincourt is responsible for all future premium payments on this policy.

(6)
On May 7, 2003, Troy Edwards retired as Chief Financial Officer, Secretary, Treasurer and Controller of the Company. On June 6, 2003, Ezra Shashoua was appointed Executive Vice President, Chief Financial Officer and Secretary.

(7)
Represents consulting fees paid by the Company to Mr. Shashoua for consulting services provided prior to his joining the Company on June 6, 2003.

Retirement of Executive Officers

        On November 26, 2002, A. Kenneth Pincourt, Jr., the Company's founder, retired and resigned as Chairman and Chief Executive Officer of the Company. The Company has entered into a retirement agreement with Mr. Pincourt, setting forth the terms of his retirement and resignation. This retirement agreement replaced Mr. Pincourt's previous employment agreement. Under the retirement agreement, the Company elected to accelerate retirement benefits under its deferred compensation program and to continue to pay compensation and provide related benefits through July 15, 2004, the remaining term of Mr. Pincourt's previous employment contract.

        On May 7, 2003, Troy Edwards retired as Chief Financial Officer, Secretary, Treasurer and Controller of the Company.

Deferred Compensation Program

        Under the Company's Executive Nonqualified Deferred Compensation Program (the "Deferred Program"), except in the case of Mr. Pincourt, (1) the Company has purchased term life insurance policies on the executive officers named in the Summary Compensation Table to provide benefits to the Company in the event of the executive's death; (2) the Company is the sole beneficiary and owner of these policies; and (3) in the event of an executive's death while still in the employ of the Company, the Company will pay to the executive's estate a sum equal to the face amount of the insurance policy. The Company maintained a life insurance policy on Mr. Pincourt's life to provide benefits to his estate in the event of his death; Mr. Pincourt is the sole owner of this policy. In accordance with Mr. Pincourt's retirement agreement with the Company, Mr. Pincourt is responsible for all future premium payments on this policy.

        For all of the named executive officers, except for Messrs. Pincourt, Edwards and Shashoua, upon the executive's retirement with the consent of the Company, the Company will pay the executive a monthly retirement benefit over a period of 10 years. In the event the executive becomes permanently and totally disabled while in the employ of the Company, the Company will pay the executive a monthly disability benefit over a period of five years.

        In the event of cessation of employment with the Company for any reason other than death, disability or retirement, the executive will not be entitled to benefits under the Deferred Program. In addition, the executive will forfeit all rights to benefits under the Deferred Program if he or she engages in competition with the Company during the 10 years following cessation of employment with the Company.

        The following table sets forth the expected benefits under the Deferred Program for each of the named executive officers, except for Messrs. Pincourt, Edwards and Shashoua, at September 30, 2003:

Name	Death Benefit	Monthly Retirement Benefit	Expected Retirement Age	Monthly Disability Benefit
Jay S. Maltby	$1,000,000	$7,947	65	$4,768
Thomas A. Valdes	1,000,000	5,836	65	3,501
D. Chris Mitchell	600,000	5,174	65	3,104
Ousik Yu	500,000	4,971	65	2,982

        In connection with Mr. Pincourt's retirement and resignation on November 26, 2002, the Company elected to accelerate retirement benefits under the Deferred Program amounting to $1,040,987, which was paid to Mr. Pincourt on December 13, 2002. See "Retirement of Executive Officers."

Employment Agreements

        The Company has employment agreements with each of Messrs. Maltby, Shashoua, Valdes, Mitchell and Yu. The agreements expire at various dates through June 2009 and are subject to automatic renewal for a one-year period unless prior notice is given. Under these agreements, these executives receive the following minimum combined base salary and bonus per year: Mr. Maltby, $508,037; Mr. Shashoua, $343,750; Mr. Valdes, $380,414; Mr. Mitchell, $293,423; and Mr. Yu, $280,095. These agreements also provide that the executives are entitled to participate in all Company compensation arrangements or plans, including the Company's discretionary bonus arrangement, the Deferred Program, and employee stock option and pension plan. The foregoing is a summary of the material terms of these employment agreements and is qualified by reference to the text of the agreements, which have been filed as exhibits to the Company's filings with the Commission.

        Pursuant to Mr. Pincourt's retirement and resignation on November 26, 2002, the Company entered into an agreement with Mr. Pincourt that replaces his previous employment agreement. Under the new agreement, Mr. Pincourt will continue to receive payments at an annual rate of $492,044 payable monthly through July 15, 2004, one bonus payment of $150,491 which was paid in October 2003, and a second bonus payment of $119,138 payable on or before August 31, 2004. Among other benefits, Mr. Pincourt is also able to participate in any health insurance plan, employee benefit plan or other arrangement made available by the Company or its subsidiaries to its executives and key management employees, through July 15, 2004.

Stock Options

  Option Grants In Last Fiscal Year

        The Company did not grant options to any of the named executive officers in fiscal 2003.

  Aggregate Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

        The following table sets forth information concerning the exercise of options during fiscal 2003 and the unexercised options held by the named executive officers at September 30, 2003.

			No. of Shares Underlying Outstanding Stock Options(1)		Value of In-the-Money Outstanding Stock Options(2)
Name	Shares Acquired on Exercise	Value Realized (3)	Exercisable	Not Exercisable	Exercisable	Not Exercisable
A. Kenneth Pincourt, Jr. (4)	—	—	—	—	—	—
Jay S. Maltby	—	—	100,000	—	$212,500	—
Thomas A. Valdes	—	—	87,500	—	185,938	—
D. Chris Mitchell	—	—	45,000	—	95,625	—
Ousik Yu	—	—	50,000	—	106,250	—
Ezra Shashoua (5)	—	—	—	—	—	—
Troy Edwards (5)	13,000	28,359	27,000	—	57,375	—

(1)
These options have per share exercise prices of $8.13, and expire from February 2006 through December 2008.

(2)
Amounts reflect gains on outstanding options based on the September 30, 2003 stock price less the exercise price of the options.

(3)
The "valued realized" represents the difference between the exercise price of the option shares and the market value of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may become payable in respect of the sale of any such shares.

(4)
Pursuant to Mr. Pincourt's retirement and resignation on November 26, 2002, all stock options held by Mr. Pincourt were cancelled. See "Retirement of Executive Officer."

(5)
On May 7, 2003, Mr. Edwards retired as Chief Financial Officer, Secretary, Treasurer and Controller of the Company. Mr. Edwards' options expire 90 days from December 31, 2003. On June 6, 2003, Ezra Shashoua was appointed Executive Vice President, Chief Financial Officer and Secretary.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

Compensation Philosophy

        The philosophy of the Company's Compensation and Stock Option Committee (the "Committee") for fiscal 2003 was to provide competitive levels of compensation, link management's pay to the achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management. Management compensation was intended to be set at levels that the Committee believes is consistent with others in the Company's industry (beverage alcohol and bottling), with senior management's compensation packages being weighted toward programs contingent upon the Company's level of performance. However, because of the limited number of companies that can be compared to the Company in terms of product mix, net sales, net income, and similar items, a significant amount of subjectivity was involved in the Committee's decisions.

Base Salaries

        Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the beverage alcohol industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. The Committee believes the base salaries of executive officers are below those of similar companies in the beverage alcohol industry.

Bonus Arrangement

        To encourage and reward outstanding corporate and individual performance, the Company has adopted a discretionary bonus arrangement for its executive officers, based on the Company's operating results and the achievement of certain defined major business objectives. Bonuses are paid on an annual basis based on the results during the past fiscal year. The Company anticipates that it will continue to maintain a discretionary bonus arrangement for its executive officers during the current year and thereafter.

Compensation of Chief Executive Officer

        Pursuant to an employment agreement with the Company, the Company's Chief Executive Officer is entitled to a minimum base salary, subject to increases at the discretion of the Board of Directors. The Committee may recommend to the Board of Directors increases in base compensation to the

Company's Chief Executive Officer based upon quantitative and qualitative factors, including: (i) the Company's financial performance, including but not limited to the Company's gross sales, gross profit and net earnings; (ii) the Chief Executive Officer's level of leadership and responsibility for the management, operation and growth of the Company, including his experience in the beverage alcohol industry and his ability to locate, negotiate and consummate growth-oriented acquisitions of other companies; and (iii) the Company's compensation philosophy for management generally. In addition, under his employment agreement, the Chief Executive Officer is entitled to a minimum annual bonus, subject to increases at the discretion of the Board of Directors. The amount of the Chief Executive Officer's annual base salary and bonus were determined in accordance with the principles discussed in this paragraph and were based upon a subjective evaluation by the Committee of the leadership demonstrated during the past 12 months.

Employee Stock Option Plan

        The Board of Directors endorses the position that equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. The Company adopted the Option Plan in 1992 and amended it in 1995 and in 1997. The Option Plan authorizes the grant of options to key employees (including officers and directors) and consultants and independent contractors of the Company or any subsidiaries. Options granted under the Option Plan may be either incentive or non-statutory stock options. A total of 1,400,000 shares of Common Stock was initially reserved for issuance under the Option Plan and as of September 30, 2003, 853,000 shares of Common Stock remained available for future issuance under the Option Plan.

        The Option Plan is administered by the Committee, which has full authority to determine the individuals who are eligible to receive option grants, the number of shares to be covered by each such option, the time or times at which an option is to be exercisable, the maximum term the option is to be outstanding, and whether or not the option granted is to be an incentive stock option. The Committee also has the authority to grant stock appreciation rights entitling the grantee to surrender an unexercised option in exchange for a cash distribution from the Company equal to the difference between the fair market value of the shares represented by such option and the exercise price payable for such shares. No Board member may serve on the Committee if he has been granted options or stock appreciation rights pursuant to the Option Plan during the previous year.

Deferred Compensation Program

        The Committee has approved a Deferred Compensation Program to provide death benefits, retirement benefits and disability benefits to certain of the executive officers named in the Summary Compensation Table. The purpose of the Deferred Program is to encourage the executives to remain in the service of the Company.

Pension Plan

        The Company has a defined contribution pension plan. Generally, all employees age 21 and over become eligible to participate in the pension plan after one year of service with the Company. Participants may make contributions based on their eligible compensation and are immediately vested in their contributions and related earnings, if any. Generally, employer contributions begin to vest to the benefit of the participant after three years of service. The Company contributed $967,962, $1,043,311 and $915,998 to the plan for the years ended September 30, 2003, 2002 and 2001, respectively.

Joseph R. Cook
Donald L. Kasun
Leonard G. Rogers

PERFORMANCE GRAPH

        The following performance graph compares the performance of the Company's Common Stock for each month in the five-year period ended September 30, 2003, to the Center for Research in Securities Prices of the University of Chicago Graduate School of Business ("CRSP") index for the AMEX Stock Market (United States Companies) and a peer group index. The Company has determined that its peer group of 15 beverage companies reflects companies with business operations similar to the Company's. The peer group index return has been weighted based on market capitalization (see Note B to the performance graph). The performance graph assumes a $100 investment in the Company's Common Stock, and in each of the indices, on September 30, 1998, and a reinvestment of all dividends.

Performance of the Company's Common Stock

Comparison of Five-Year Cumulative Total Return of
Todhunter International, Inc.,
The AMEX Stock Market Index and
a Self-Determined Peer Group Index

The Self-Determined Peer Group Index is comprised of the following companies; Beringer Wine Estates Holdings, Inc., The Boston Beer Company, Inc., Brown-Forman Corporation (Class B Shares), Constellation Brands, Inc., The Chalone Wine Group, Ltd., Coca-Cola Bottling Co. Consolidated, Genessee Corporation (Class B Shares), Golden State Vintners, Inc., MGP Ingredients, Inc., National Beverage Corp., R. H. Phillips, Inc., Ravenwood Winery, Inc., The Robert Mondavi Corporation, Triarc Companies, Inc. and Willamette Valley Vineyards, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Each of the Company and Mr. McDonnell owns a 45% interest in Premier. The Company had sales to Premier during fiscal 2003 of $2,344,603, of which $343,009 is included in trade receivables as of September 30, 2003. Also, the Company has advanced $787,019 and Mr. McDonnell has advanced $587,019 to Premier; the amount of the Company's advance is included in investments and advances to equity investees as of September 30, 2003.

        During fiscal 2001, Todhunter-Angostura (Suisse) SA ("Todhunter-Angostura"), a company owned 50% by each of Todhunter and Angostura Limited, acquired a 100% interest in AUXIL S.A., a French importer and distributor of beverage alcohol, for $2.5 million. The Company and Angostura Limited each invested $521,860 in Todhunter-Angostura, and Angostura Limited provided an additional $1.5 million loan to Todhunter-Angostura to finance the acquisition of AUXIL S.A. During 2003, the Company sold its investment in Todhunter-Angostura to CL World Brands Limited, an affiliate of Angostura Limited through common ownership, for a $500,000 note. The note bears interest at 1.99% with principal and interest due annually through June 2008.

        In September 2000, the Company sold all of its remaining operating assets in the Bahamas to British Fidelity Holdings Limited, an affiliate of Angostura Limited through common ownership, for $3.5 million, the approximate book value of those assets. The Company received an unsecured note for $3.5 million and recorded a loss of $78,838 on the transaction. The note bears interest at 6% with principal and interest payments of $20,000 due monthly through July 2005, and the remaining balance of $3,305,560 due in August 2005. The outstanding principal amount of the note at September 30, 2003 was $3,377,726. The note is guaranteed by British Fidelity Assurance, Ltd. The terms of the transaction resulted from negotiation between the parties, and the Company believes that the terms were substantially the same as those that would have resulted from arm's length negotiations with an independent party.

        The Company has made advances to BF Enterprises Limited, an affiliate of Angostura Limited through common ownership, of $397,047. The Company received an unsecured note which bears interest at 7%, interest payable monthly through July 2004, with the principal due August 1, 2004.

        All payments on the notes referenced above are current.

        In March 2003, the Board of Directors approved the formation of a special committee of independent directors to explore the possibility of entering into a "going private" transaction. In connection with this possible transaction, CL Financial Limited agreed to reimburse the Company for one half of all expenses related to the going private transaction. As of September 30, 2003, the Company had a receivable from CL Financial Limited of $426,621 related to these expenses.

        The Company has paid Joseph R. Cook, a director, $158,690 for legal fees relating to the possible going private transaction described above and recorded a receivable for $79,345 from CL Financial Limited which is included in the $426,621 discussed in the preceding paragraph.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed with the Company's management the Company's audited financial statements for fiscal 2003. The Audit Committee has also discussed with McGladrey & Pullen, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, received the written disclosures from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1, and discussed with McGladrey & Pullen, LLP its independence. The Audit Committee has also considered whether the provision of non-audit services by McGladrey & Pullen, LLP is compatible with maintaining McGladrey & Pullen, LLP's independence. Based primarily on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003.

Leonard G. Rogers (Chairman)
Donald L. Kasun
Edward F. McDonnell (since December 16, 2003)

        The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Company's previous or future filings with the Commission, except as otherwise expressly specified by the Company in any such filing.

AUDITORS

        The Audit Committee has selected McGladrey & Pullen, LLP, the Company's independent accountants for fiscal 2003 and fiscal 2002, to serve as the Company's independent accountants for fiscal 2004. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Audit and Non-Audit Fees

        The following table presents fees for audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for the years ended September 30, 2003 and 2002 and fees billed for other services rendered by McGladrey & Pullen, LLP during those periods.

	Fiscal 2002	Fiscal 2003
Audit Fees(1)	$275,449	$305,446
Audit-Related Fees(2)	27,249	48,439
Tax Service Fees(3)	32,105	53,261

Subtotal	334,803	407,146
All Other Fees(4)	10,245	12,795

Total	$345,048	$419,941

(1)
Audit Fees—Audit fees billed to the Company by McGladrey & Pullen, LLP for auditing the Company's annual financial statements and reviewing the financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2)
Audit-Related Fees—Audit-related fees billed to the Company by McGladrey & Pullen, LLP include fees related to the audit of the Company's employee benefit plan, accounting consultations and due diligence procedures related to merger and acquisition activity.

(3)
Tax Fees—Tax fees billed to the Company by McGladrey & Pullen, LLP include fees related to the preparation of the Company's original and amended tax returns, claims for refunds, payment-planning services and tax advice related to employee benefit plans and merger and acquisition activity.

(4)
All Other Fees—All other fees billed to the Company by McGladrey & Pullen, LLP include fees related to the design of the Company's employee benefit plans and accounting consultations.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee's pre-approval policy with respect to non-audit services is included as Exhibit B to this Proxy Statement. Pre-approval is generally provided for up to 12 months from the date of pre-approval and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

        The Audit Committee has determined that the provision of non-audit services by McGladrey & Pullen, LLP is compatible with maintaining McGladrey & Pullen, LLP's independence.

STOCKHOLDER PROPOSALS

        Stockholders who intend to submit proposals to the Company's stockholders at the 2005 Annual Meeting of Stockholders must submit such proposals to the Company no later than September 24, 2004 in order to be considered for inclusion in the proxy statement and proxy card to be distributed by the Board of Directors in connection with that meeting. Proposals must comply with the Commission's rules relating to stockholder proposals in order to be included in the Company's proxy materials. Stockholders who wish to submit a proposal for consideration at the Company's 2005 Annual Meeting of Stockholders, but who do not wish to submit the proposal for inclusion in the Company's Proxy Statement pursuant to Rule 14a-8 under the Exchange Act, must submit their proposal to the Company no later than December 8, 2004. Stockholder proposals should be submitted to Ezra Shashoua, Secretary, Todhunter International, Inc., 222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida 33401.

OTHER MATTERS

        The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters properly come before the meeting or any adjournment, the persons designated as proxy holders in the accompanying proxy card will have the discretion to vote on such matters as they see fit.

        If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel any proxy executed by you.

FINANCIAL INFORMATION

        Detailed financial information of the Company and its subsidiaries for fiscal 2003 is included in the Company's Annual Report on Form 10-K. A copy of the Company's Annual Report on Form 10-K for the fiscal 2003 is enclosed herewith.

By Order of the Board of Directors

/s/ Ezra Shashoua
EZRA SHASHOUA Secretary

EXHIBIT A

TODHUNTER INTERNATIONAL, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Title

        The title of this Committee shall be the Audit Committee of the Board of Directors of Todhunter International, Inc. (the "Company").

Composition

        The Audit Committee shall be composed of a minimum of three directors. The independence and qualifications of the members of the Audit Committee shall at all times satisfy the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "Commission") and the American Stock Exchange ("AMEX"). At the time of his or her appointment to the Audit Committee, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional experience in finance or accounting, or other comparable experience or background which results in such member's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees.

        The independence and qualifications of the Audit Committee members will be monitored on an annual basis by the Board of Directors.

Reporting Structure

        The independent auditors will report to the Audit Committee and will be ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders.

Purposes

        The primary function of the Audit Committee is to provide independent and objective oversight of the accounting and financial reporting functions and internal controls over financial reporting of the Company and its subsidiaries and to ensure the objectivity of the Company's financial statements. The Audit Committee's function is one of oversight and review, and it is not required to prepare or audit the financial statements, to define the scope of the audit, to control the Company's accounting policies and practices, or to define the standards used in preparing the financial statements. In furtherance of its purposes, the Audit Committee shall:

1.
Provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.

2.
Facilitate communications between the Board of Directors and the independent auditors.

3.
Oversee the business risk management process that identifies, sources, measures, and prioritizes business and financial reporting risks, and monitor the effectiveness of the control and risk management processes established to manage those risks.

4.
Provide to the independent auditors a private, confidential audience at any time it is desired or requested, with or without the knowledge of management.

5.
Review with the auditors (internal and external) and company management the quality and acceptability of material financial reporting decisions and judgments.

6.
Oversee and evaluate the independent auditors' qualifications and independence.

Duties and Responsibilities

A.
Relationship with the Independent Auditors

1.
The Audit Committee will have the sole authority to appoint or replace the independent auditors. The Audit Committee will be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2.
The Audit Committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms of such services) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. Approval of any permitted non-audit service by the Company's independent auditors must be disclosed to investors in the Company's periodic reports.

3.
The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

4.
The Audit Committee will ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit (the "Lead Partner") and the audit partner responsible for reviewing the audit (the "Reviewing Partner"), such that the Lead Partner and the Reviewing Partner do not provide audit services for the Company for five consecutive fiscal years, or as otherwise required by law. The Audit Committee must consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

5.
The Audit Committee will ensure that the Company will not hire a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position, if such person was employed by the Company's independent auditors and participated in any capacity in the audit of the Company during the 1-year period preceding the date of the initiation of the current year's audit, unless the Company also replaces such independent auditor. In all other circumstances, the Audit Committee will recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

6.
The Audit Committee will obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act (regarding the auditors' required response to the discovery by the auditors that any "illegal act" (as defined in Section 10A(f) of the Exchange Act)—whether or not material—has or may have occurred) has not been implicated.

7.
At least annually, the Audit Committee will consider the independence of the independent auditors, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence, and obtain and review a report from the independent auditors delineating all relationships between the independent auditors and the Company.

B.
Corporate Oversight and Communications with the Independent Auditors

1.
The Audit Committee will meet with the independent auditors at least annually to review the scope of the audit for the current year and the audit procedures to be utilized. This review is to include the potential effects of business and financial statement risks on the Company's control systems and quality of financial reporting, and a discussion of the extent to which the financial statements contain all disclosures that could reasonably be deemed "material" within the meaning of applicable requirements. At the conclusion of this meeting, the Audit Committee will review any comments or recommendations made by the independent auditors.

2.
The Audit Committee will discuss with the independent auditors a common framework to assess financial reporting quality and facilitate a common vocabulary and understanding about quality among the Audit Committee, management, and the auditors.

3.
The Audit Committee will review and discuss quarterly reports from the independent auditors, including:

  •
  All critical accounting policies and practices to be used;

  •
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

  •
  Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

4.
The Audit Committee will discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

5.
The Audit Committee will review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls over financial reporting.

6.
The Audit Committee will obtain reports from management, the Company's senior internal auditing executive and the independent auditors regarding whether the Company is in conformity with applicable laws, regulations and internal procedures. The Audit Committee will review reports and disclosures of insider and affiliated party transactions, and will advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

7.
The Audit Committee will engage in such review and discussion as it deems appropriate with regard to activities of the Company's internal audit process, the Company's Code of Ethics and other legal, regulatory or other matters.

8.
Approve all related party transactions (as defined by the applicable market or exchange on which the Company's securities are listed or, in the event that the Company's securities are not so listed, then by AMEX) to which the Company is a party.

C.
Communications with Management and the Board of Directors

1.
The Audit Committee will review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in Management's Discussion and Analysis.

2.
The Audit Committee will review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of each Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

3.
The Audit Committee will discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

  •
  any significant changes in the Company's selection or application of accounting principles;

  •
  the adequacy and effectiveness of the Company's system of internal controls over financial reporting (including any significant deficiencies and significant changes in internal controls over financial reporting reported to the Audit Committee by the independent auditors or management);

  •
  any deficiencies regarding the Company's system of disclosure controls; and

  •
  any special steps adopted in light of material control deficiencies.

4.
The Audit Committee will discuss with management the Company's earnings press releases prior to their release, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

5.
The Audit Committee will discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6.
The Audit Committee will discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.
Annually, the Audit Committee will report to the Board of Directors that:

  •
  The Company's audited financial statements have been reviewed and discussed with the independent auditors, including all required SAS No. 61 communications.

  •
  The Audit Committee has executed its responsibility to oversee the independent auditors. In particular, the Audit Committee shall (a) require (and shall so report to the Board) that the independent auditors deliver to the Audit Committee a formal written statement delineating all relationships between such accountants and the Company and (b) engage in a dialogue with such auditors concerning whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors.

  •
  The Company's financial statements be included in the Company's Annual Report on Form 10-K.

  •
  The required Audit Committee duties and responsibilities have been met for the most recently completed fiscal year.

D.
Additional Responsibilities

1.
The Audit Committee will have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Audit Committee. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

2.
The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters ("Accounting Matters"), and the confidential, anonymous submission by employees of concerns regarding questionable Accounting Matters. If, in accordance with the Company's Whistleblower Policy, an investigator recommends to the Audit Committee that the Audit Committee commence a formal investigation of an Accounting Matter, the Audit Committee will then determine, in its reasonable judgment, to proceed with a formal investigation itself or to instruct the investigator to proceed with a formal investigation, under the authority of the Audit Committee. The Audit Committee shall ensure coordination of each investigation and shall have overall responsibility for implementation of this policy.

3.
The Audit Committee is vested with all other responsibilities and authority required under Rule 10A-3 of the Exchange Act.

Processes

        Management shall prepare annually, for review and approval by the Audit Committee, detailed procedures and processes for carrying on the Audit Committee's duties and responsibilities.

Additional Authority

        The Audit Committee shall have the authority to direct an investigation by the independent auditors into any matter related to the Company's business and affairs. In addition, the Audit Committee shall have the authority to utilize internal company resources, and to retain such outside counsel and/or other resources as it deems necessary at any time in carrying out the duties of the Audit Committee.

Meetings

        The Audit Committee will meet on an as needed basis, but not less frequently than quarterly. Meetings will be called as needed to discuss any significant issues, including those related to the review of any Form 10-Q by the Company's independent auditors.

        It is intended that any management representative present at any meeting of the Audit Committee withdraw for a period at the end of each meeting so as to permit discussion in private with the independent auditors.

Review and Approval

        This Charter will be reviewed and assessed annually by the Audit Committee, and approved by the Board of Directors on an annual basis.

Date of Latest Approval by Audit Committee: December 16, 2003
Date of Latest Approval by Board of Directors: December 16, 2003

EXHIBIT B

TODHUNTER INTERNATIONAL, INC.
AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.
Statement of Principles

        Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As a result, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that such services do not impair the auditor's independence from the Company. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules regarding the Audit Committee's administration of the engagement of the independent auditor and has specified the types of services that an independent auditor may not provide to its audit client. In light of these rules, the Audit Committee has adopted, and the Board of Directors has ratified, this Audit and Non-Audit Services Pre-Approval Policy (this "Policy"), which sets forth the procedures for pre-approving the audit and non-audit services provided by the independent auditor and itemizes those services that the independent auditor may not provide.

        The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee shall periodically revise, as needed, the list of pre-approved services.

II.
Delegation

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members who have been delegated such authority, must report any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. This Policy does not, in any way, delegate the Audit Committee's pre-approval responsibilities to management.

III.
Audit Services

        The Audit Committee will pre-approve all Audit Services to be performed by the Company's independent auditor. Audit services include (a) annual financial statement audits, (b) quarterly reviews of financial statements, (c) subsidiary audits, (d) attest services, (e) comfort letters and (f) all other procedures performed by the independent auditor to form an opinion on the Company's consolidated financial statements. The Audit Committee will also approve any changes in terms, conditions or fees resulting from any change of audit scope or Company structure.

        The Audit Committee has determined that the provision of Audit Services does not impair the independence of the Company's auditor, and has pre-approved the Audit Services set forth in Appendix A. All other Audit Services not listed in Appendix A must be separately pre-approved by the Audit Committee.

IV.
Audit-Related Services

        Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor.

        The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditors and has pre-approved the Audit-Related Services set forth in Appendix B.

All other Audit-Related Services not listed in Appendix B must be separately pre-approved by the Audit Committee.

V.
Tax Services

        The Audit Committee believes that the independent auditor can provide Tax Services to the Company such as (a) tax compliance, (b) tax planning and (c) tax advice, each without impairing the auditor's independence. Hence, the Audit Committee believes it may grant general pre-approval for those Tax Services that have historically been provided by the Company's independent auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance or the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

        Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services set forth in Appendix C. All Tax Services not listed in Appendix C must be separately pre-approved by the Audit Committee.

VI.
All Other Services

        The Audit Committee may permit the independent auditor to provide the Company with certain non-audit services that it believes are routine and recurring services, and would not impair the independence of the auditor. Accordingly, the Audit Committee has pre-approved the All Other Services set forth in Appendix D. Permissible All Other Services not listed in Appendix D must be separately pre-approved by the Audit Committee.

        The SEC's list of non-audit services that cannot be provided by the Company's independent auditor is attached to this Policy as Exhibit 1. In the event the Company seeks to engage the independent auditor to provide a prohibited non-audit service, the Audit Committee should consult the SEC's rules and relevant guidelines to determine the precise definitions of these services and the applicability of relevant exceptions to the prohibitions.

VII.
Pre-Approval Fee Levels

        Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. In addition, any services estimated to exceed $100,000 would require specific pre-approval.

VIII.
Supporting Documentation

        With respect to each proposed pre-approved service, the independent auditor will provide to the Audit Committee detailed back-up documentation regarding the specific services to be provided.

IX.
Procedures

        All requests for services to be provided by the independent auditor shall be submitted to the Company's Chief Financial Officer and must include a detailed description of the proposed services. The Company's Chief Financial Officer will determine whether the proposed services are included in the list of services that have received the general pre-approval of the Audit Committee.

        All requests to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Company's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules and continued auditor independence.

APPENDIX A

Pre-Approved Audit Services for Fiscal Years 2003 and 2004

1.
Statutory audits or financial audits for subsidiaries or affiliates of the Company.

2.
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters.

3.
Attestation of management reports on internal controls.

4.
Consultations by management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards, or interpretations by the SEC, FASB, or other regulatory or standard setting bodies. (Note: Under SEC rules, some consultations may be "audit-related" services rather than "audit" services.)

APPENDIX B

Pre-Approved Audit-Related Services for Fiscal Years 2003 and 2004

1.
Due diligence services pertaining to potential business acquisitions or dispositions.

2.
Financial statement audits of employee benefit plans.

3.
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting, or regulatory reporting matters.

4.
Internal control reviews and assistance with internal control reporting requirements.

5.
Consultations by management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards, or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies. (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services.)

6.
Attest services not required by statute or regulation.

7.
Statutory, subsidiary or equity investee audits incremental to the audit of the consolidated financial statements.

8.
Closing balance sheet audits pertaining to dispositions.

9.
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act.

APPENDIX C

Pre-Approved Tax Services for Fiscal Years 2003 and 2004

1.
U.S. federal, state, and local tax planning and advice.

2.
U.S. federal, state, and local tax compliance.

3.
International tax planning and advice.

4.
International tax compliance.

5.
Review of U.S. federal, state, local and international income, franchise, and other tax returns.

6.
Domestic and foreign tax planning, compliance, and advice.

7.
Assistance with tax audits and appeals before the IRS and similar state, local, and foreign agencies.

8.
Tax only valuation services, including transfer pricing and cost segregation studies.

9.
Tax advice and assistance regarding statutory, regulatory, or administrative developments.

10.
Expatriate tax assistance and compliance.

APPENDIX D

Pre-Approved All Other Services for Fiscal Years 2003 and 2004

1.
Risk management advisory services, e.g., assessment and testing of security infrastructure controls.

2.
Treasury advisory services, e.g., review of check-clearing and float-management practices and recommendations regarding potential areas of improvement.

EXHIBIT 1

Prohibited Non-Audit Services

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

  •
  Any other service that the Board of Directors determines is impermissible

PROXY

TODHUNTER INTERNATIONAL, INC.

Annual Meeting of Stockholders to be held on March 16, 2004

        The undersigned, a stockholder of Todhunter International, Inc., a Delaware corporation (the "Company"), hereby appoints Jay S. Maltby and Thomas A. Valdes, or either of them, attorneys and proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Gunster, Yoakley, & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401 on Tuesday, March 16, 2004 at 11:00 a.m. Eastern Standard Time and at any adjournments, in respect of all shares of the Common Stock of the Company registered in the name of the undersigned as fully as the undersigned could vote and act if personally present:

        This proxy, when properly executed, will be voted as directed herein by the undersigned. However, if no direction is given, this proxy will be voted FOR Proposal 1 and, with respect to any other matter properly brought before the meeting or any adjournments, in accordance with the determination of the proxies named herein.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TODHUNTER INTERNATIONAL, INC.

(1)
	ELECTION OF DIRECTORS, NOMINEES: — To elect Jay S. Maltby, Edward F. McDonnell and D. Chris Mitchell as Class III Directors to hold office for a term of three years and until their successors have been elected and qualified, and Michael E. Carballo as a Class II Director to hold office for a term of two years and until his successor has been elected and qualified.	(2) IN THEIR DISCRETION, on any other matters that may properly come before the meeting or any adjournments thereof.
VOTE FOR all nominees listed above except as marked to the contrary. / /	VOTE WITHHELD for all nominees listed above as a group. / /	To withhold authority to vote for any individual nominee, print that nominee's name on the line below.	DATE: 2004 (L.S.) (L.S.) Signature(s)

        Please date this proxy and sign your name exactly as your name appears herein. If the stock is held jointly, all owners must sign. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 2004
PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPENSATION AND STOCK OPTION COMMITTEE REPORT
PERFORMANCE GRAPH
Performance of the Company's Common Stock
Comparison of Five-Year Cumulative Total Return of Todhunter International, Inc., The AMEX Stock Market Index and a Self-Determined Peer Group Index
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS
FINANCIAL INFORMATION
EXHIBIT A
TODHUNTER INTERNATIONAL, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
EXHIBIT B
TODHUNTER INTERNATIONAL, INC. AUDIT COMMITTEE AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
EXHIBIT 1